NINTH AMENDMENT TO
                         LICENSE AGREEMENT AND GUARANTEE


                  Ninth Amendment to License Agreement and Guarantee made as of the 10th day of January, 1996, by and between MIKHAIL BARYSHNIKOV, c/o Edgar Vincent/Cynthia Robbins Associates, 124 East 40th Street, Suite 304, New York, New York 10016 (hereinafter "Baryshnikov"), RICHARD BARRIE FRAGRANCES, INC., 15 Executive Boulevard, Orange, Connecticut 06477 (hereinafter "Licensee" or "RBF") and RICHARD BARRIE of 1 Compo Beach Road, Westport, Connecticut 06880 ("Barrie").

                              W I T N E S S E T H:

                  WHEREAS, the parties hereto have entered into a license agreement dated June, 1987 (sic) ("Original License Agreement") as amended by Amendments to License Agreement and Guarantee dated January 23, 1989 ("First Amendment"), February 28, 1989 ("Second Amendment"), June 21, 1989 ("Third
Amendment"), May 1, 1990 ("Fourth Amendment"), July 16, 1991 ("Fifth Amendment"), February 14, 1992 ("Sixth Amendment"), March 31, 1993 ("Seventh Amendment") and March 15, 1995 ("Eighth Amendment") (collectively, "License Agreement"), and

                  WHEREAS, the parties desire to further amend the License Agreement; and

                  WHEREAS, pursuant to the schedule set forth in the Eighth Amendment, Licensee was required to achieve Minimum


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Net Sales of Articles of $7,250,000 in calendar year 1995 and Licensee  achieved actual Net Sales of Articles of a lesser amount; and

                  WHEREAS, Licensee desires that Baryshnikov waive the Minimum Net Sales of Articles requirement for calendar year 1995 and Baryshnikov is willing to grant such a waiver.

                  NOW, THEREFORE, it is hereby agreed as follows:

                  1. Waiver. Baryshnikov hereby waives any right to terminate the License Agreement on the basis of Licensee's failure to achieve Minimum Net Sales of Articles of $7,250,000 in calendar year 1995.

                  2. Full Force and Effect. It is hereby agreed that the License Agreement, except as specifically modified herein, remains in all respects in full force and effect.

                  IN WITNESS WHEREOF, the undersigned have executed this Ninth Amendment as of the date first written above.


                                            RICHARD BARRIE FRAGRANCES, INC.


                                            By:________________________________
                                               Richard Barrie, President


                                            -----------------------------------
                                                   Mikhail Baryshnikov


                                            -----------------------------------
                                                   Richard Barrie



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